Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Panacea Global, Inc. for the quarter ended September 30, 2013, I, Mahmood Moshiri, President, Chief Executive Officer, and Chief Financial Officer of Panacea Global, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such quarterly report of Form 10-Q for the quarter ended September 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such quarterly report of Form 10-Q for the quarter ended September 30, 2013, fairly represents in all material respects, the financial condition and results of operations of Panacea Global, Inc.

Date: November 13, 2013

PANACEA GLOBAL, INC.

/s/ Mahmood Moshiri

Mahmood Moshiri

Chief Executive Officer, President, and Chief Financial Officer

(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

1